Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHERA. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Wanda M. Austin
Wanda M. Austin

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ John B. Frank
John B. Frank

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Alice P. Gast
Alice P. Gast

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Enrique Hernandez, Jr.
Enrique Hernandez, Jr.

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Marillyn A. Hewson
Marillyn A. Hewson

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Jon M. Huntsman Jr.
Jon M. Huntsman Jr.

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Charles W. Moorman
Charles W. Moorman

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Dambisa F. Moyo
Dambisa F. Moyo

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Debra Reed-Klages
Debra Reed-Klages

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ D. James Umpleby III
D. James Umpleby III

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Cynthia J. Warner
Cynthia J. Warner

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C. a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of August 2023.

/s/ Michael K. Wirth
Michael K. Wirth